Exhibit 99.1

                             Joint Filer Information



NAME:      Capital Z Financial Services Fund II, L.P.

ADDRESS:   230 Park Avenue South
           New York, NY 10003

DESIGNATED FILER:  Health Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Brookdale Senior Living Inc.
                                                  ("BKD")

DATE OF EARLIEST TRANSACTION REQUIRED TO BE
REPORTED (MONTH/DAY/YEAR):                        July 19, 2006

RELATIONSHIP OF JOINT FILER TO ISSUER:            10% Owner



SIGNATURE:      CAPITAL Z FINANCIAL SEVICES FUND II, L.P.

                By: Capital Z Partners, L.P., its General Partner
                By: Capital Z Partners, Ltd., its General Partner


                    By: /s/ Craig Fisher
                        --------------------------------
                        Craig Fisher
                        General Counsel


Dated: July 20, 2006

                             Joint Filer Information



NAME:      Capital Z Partners, L.P.

ADDRESS:   230 Park Avenue South
           New York, NY 10003

DESIGNATED FILER:  Health Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Brookdale Senior Living Inc.
                                                  ("BKD")

DATE OF EARLIEST TRANSACTION REQUIRED TO BE
REPORTED (MONTH/DAY/YEAR):                        July 19, 2006

RELATIONSHIP OF JOINT FILER TO ISSUER:            10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, L.P.

                By: Capital Z Partners, Ltd., its General Partner

                    By: /s/ Craig Fisher
                        -------------------------------
                        Craig Fisher
                        General Counsel


Dated: July 20, 2006

                             Joint Filer Information



NAME:       Capital Z Partners, Ltd.

ADDRESS:    230 Park Avenue South
            New York, NY 10003

DESIGNATED FILER:  Health Partners

ISSUER NAME AND TICKER SYMBOL OR TRADING SYMBOL:  Brookdale Senior Living Inc.
                                                  ("BKD")

DATE OF EARLIEST TRANSACTION REQUIRED TO BE
REPORTED (MONTH/DAY/YEAR):                        July 19, 2006

RELATIONSHIP OF JOINT FILER TO ISSUER:            10% Owner



SIGNATURE:      CAPITAL Z PARTNERS, LTD.

                By: /s/ Craig Fisher
                    -------------------------------
                    Craig Fisher
                    General Counsel


Dated: July 20, 2006